57882 12/99

Prospectus and Statement of Additional Information Supplement

Dated December 3, 1999 to:

Putnam Growth Fund
Putnam U.S. Core Fund
Putnam Value Fund

Prospectus and Statement of Additional Information, each dated August 30, 1999

Prospectus
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In the section entitled "Main Investment Strategies - Main Risks,"
the third bullet point is replaced with the following:

     * For Putnam U.S. Core Fund, the risk of loss from investing in fewer issuers than a fund that invests more broadly. The fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer companies than a "diversified" fund.
       This vulnerability to factors affecting a single investment can result in greater fund losses and volatility.

Statement of Additional Information
-----------------------------------

In the section entitled "Fund Organization and Classification," the first sentence of the fourth paragraph is replaced with the following:

     Each of Putnam Growth Fund and Putnam Value Fund is a "diversified" investment company under the Investment Company Act of 1940.

In the section entitled "Investment Restrictions," the following is added prior to paragraph 6:

     For Putnam Growth Fund and Putnam Value Fund only:

In the section entitled "Investment Restrictions," the following restrictions are added:

     For Putnam U.S. Core Fund only:
     (8) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

     (9) With respect to 50% of its total assets, acquire more than 10% of the voting securities of any issuer.